Exhibit (h)(2)(i)

May 1, 2020

Michael Rothemeyer

The Bank of New York Mellon

135 Santilli Highway

Room 026-0026

Everett, MA 02149

Dear Mr. Rothemeyer:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, and Fund Accounting Agreement, each dated January 6, 2003, the Fund Accounting, Custody

&Transfer Agency for Voya Funds Fee Schedule, effective January 1, 2019, and the Letter of Instruction and Indemnification Agreement In Connection With Signature Guarantees and Signature Verifications, dated January 12, 2011 (collectively, the "Agreements"), we hereby notify you of the addition of Voya Index Solution 2065 Portfolio and Voya Solution 2065 Portfolio, each a newly established series of Voya Partners, Inc., and Voya Target Retirement 2065 Fund, a newly established series of Voya Separate

Portfolios Trust, (collectively, the "Funds"), effective on May 1, 2020, to be included on the Amended Exhibit A to the Agreements. This Amended Exhibit A supersedes the previous Amended Exhibit A dated November 5, 2019.

The Amended Exhibit A has also been updated to reflect: 1) the recent name changes of Voya Global Equity Fund to Voya Global High Dividend Low Volatility Fund, Voya Global Equity Portfolio to Voya Global High Dividend Low Volatility Portfolio, Voya Corporate Leaders® 100 Fund II to Voya Corporate Leaders® 100 Fund, Voya Global Diversified Payment Fund II to Voya Global Diversified Payment Fund, Voya Global Multi-Asset Fund II to Voya Global Multi-Asset Fund, Voya Government Money Market Fund II to Voya Government Money Market Fund, Voya Mid Cap Research Enhanced Index Fund II to Voya Mid Cap Research Enhanced Index Fund, and Voya Small Company Fund II to Voya Small Company Fund; and 2) the removal of Voya Australia Index Portfolio, Voya CBRE Global Infrastructure Fund, Voya Euro STOXX 50® Index Portfolio, Voya FTSE 100 Index® Portfolio, Voya Global Corporate Leaders® 100 Fund, Voya Global Real Estate Fund, Voya Hang Seng Index Portfolio, Voya International Real Estate Fund, Voya Japan TOPIX Index® Portfolio, Voya Real Estate Fund, and Voya SMID Cap Growth Fund because these series recently liquidated or merged away, and the removal of the following series of Voya Series Fund, Inc., which recently merged away: Voya Corporate Leaders® 100 Fund, Voya Global Diversified Payment Fund, Voya Global Multi-Asset Fund, Voya Government Money Market Fund, Voya Mid Cap Research Enhanced Index Fund, and Voya Small Company Fund.

REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2190.

Sincerely,

By:	/s/ Todd Modic
Name:	Todd Modic
Title:	Senior Vice President
Voya Equity Trust
Voya Funds Trust
Voya Mutual Funds
Voya Partners, Inc.
Voya Separate Portfolios Trust
Voya Series Fund, Inc.
Voya Variable Portfolios, Inc.

ACCEPTED AND AGREED TO:

The Bank of New York Mellon

By:	/s/ Michael Rothemeyer
Name:	Michael Rothemeyer
Title:	Vice President	, Duly Authorized

AMENDED EXHIBIT A
Fund	Effective Date
Voya Asia Pacific High Dividend Equity Income Fund	March 27, 2007
Voya Balanced Portfolio, Inc.
Voya Balanced Portfolio	July 7, 2003
Voya Corporate Leaders Trust Fund
Voya Corporate Leaders® Trust Fund – Series B	May 17, 2004
Voya Emerging Markets High Dividend Equity Fund	April 26, 2011
Voya Equity Trust
Voya Corporate Leaders® 100 Fund	November 5, 2019
Voya Global Multi-Asset Fund	November 5, 2019
Voya Large-Cap Growth Fund	June 9, 2003
Voya Large Cap Value Fund	December 4, 2007
Voya Mid Cap Research Enhanced Index Fund	November 5, 2019
Voya MidCap Opportunities Fund	June 9, 2003
Voya Multi-Manager Mid Cap Value Fund	September 30, 2011
Voya Small Company Fund	November 5, 2019
Voya SmallCap Opportunities Fund	June 9, 2003
Voya U.S. High Dividend Low Volatility Fund	December 5, 2016
Voya Funds Trust
Voya GNMA Income Fund	April 7, 2003
Voya Government Money Market Fund	November 5, 2019
Voya High Yield Bond Fund	April 7, 2003
Voya Intermediate Bond Fund	April 7, 2003
Voya Short Term Bond Fund	December 17, 2012
Voya Strategic Income Opportunities Fund	October 15, 2012
Voya Global Advantage and Premium Opportunity Fund	October 27, 2005
Voya Global Equity Dividend and Premium Opportunity Fund	March 28, 2005
Voya Government Money Market Portfolio
Voya Government Money Market Portfolio	July 7, 2003
Voya Infrastructure, Industrials and Materials Fund	January 26, 2010
Voya Intermediate Bond Portfolio	July 7, 2003
Voya International High Dividend Equity Income Fund	August 28, 2007
Voya Investors Trust
Voya Balanced Income Portfolio	April 28, 2006
VY® BlackRock Inflation Protected Bond Portfolio	April 30, 2007
VY® Clarion Global Real Estate Portfolio	January 3, 2006

Fund	Effective Date
VY® Clarion Real Estate Portfolio	January 3, 2006
Voya Global Perspectives® Portfolio	May 1, 2013
Voya Government Liquid Assets Portfolio	January 6, 2003
Voya High Yield Portfolio	November 5, 2003
VY® Invesco Growth and Income Portfolio	January 13, 2003
VY® JPMorgan Emerging Markets Equity Portfolio	January 13, 2003
VY® JPMorgan Small Cap Core Equity Portfolio	January 13, 2003
Voya Large Cap Growth Portfolio	May 3, 2004
Voya Large Cap Value Portfolio	May 11, 2007
Voya Limited Maturity Bond Portfolio	January 6, 2003
VY® Morgan Stanley Global Franchise Portfolio	January 13, 2003
Voya Retirement Conservative Portfolio	August 12, 2009
Voya Retirement Growth Portfolio	August 12, 2009
Voya Retirement Moderate Growth Portfolio	August 12, 2009
Voya Retirement Moderate Portfolio	August 12, 2009
VY® T. Rowe Price Capital Appreciation Portfolio	January 13, 2003
VY® T. Rowe Price Equity Income Portfolio	January 13, 2003
VY® T. Rowe Price International Stock Portfolio	April 29, 2005
Voya U.S. Stock Index Portfolio	November 5, 2003
Voya Mutual Funds
Voya Diversified Emerging Markets Debt Fund	October 15, 2012
Voya Global Bond Fund	June 19, 2006
Voya Global Diversified Payment Fund	November 5, 2019
Voya Global Equity Dividend Fund	September 2, 2003
Voya Global High Dividend Low Volatility Fund	November 3, 2003
Voya Global Perspectives® Fund	March 28, 2013
Voya International High Dividend Low Volatility Fund	December 5, 2016
Voya Multi-Manager Emerging Markets Equity Fund	September 30, 2011
Voya Multi-Manager International Equity Fund	December 15, 2010
Voya Multi-Manager International Factors Fund	February 1, 2011
Voya Multi-Manager International Small Cap Fund	November 3, 2003
Voya Russia Fund	November 3, 2003
Voya Natural Resources Equity Income Fund	October 24, 2006
Voya Partners, Inc.
VY® American Century Small-Mid Cap Value Portfolio	January 10, 2005
VY® Baron Growth Portfolio	January 10, 2005
VY® Columbia Contrarian Core Portfolio	January 10, 2005
VY® Columbia Small Cap Value II Portfolio	April 28, 2006
Voya Global Bond Portfolio	January 10, 2005
Voya Index Solution 2020 Portfolio	September 28, 2011
Voya Index Solution 2025 Portfolio	March 7, 2008
Voya Index Solution 2030 Portfolio	September 28, 2011
Voya Index Solution 2035 Portfolio	March 7, 2008
Voya Index Solution 2040 Portfolio	September 28, 2011
Voya Index Solution 2045 Portfolio	March 7, 2008

Fund	Effective Date
Voya Index Solution 2050 Portfolio	September 28, 2011
Voya Index Solution 2055 Portfolio	December 4, 2009
Voya Index Solution 2060 Portfolio	February 9, 2015
Voya Index Solution 2065 Portfolio	May 1, 2020
Voya Index Solution Income Portfolio	March 7, 2008
Voya International High Dividend Low Volatility Portfolio	November 30, 2005
VY® Invesco Comstock Portfolio	January 10, 2005
VY® Invesco Equity and Income Portfolio	January 10, 2005
VY® Invesco Oppenheimer Global Portfolio	January 10, 2005
VY® JPMorgan Mid Cap Value Portfolio	January 10, 2005
Voya Solution 2020 Portfolio	September 28, 2011
Voya Solution 2025 Portfolio	April 29, 2005
Voya Solution 2030 Portfolio	September 28, 2011
Voya Solution 2035 Portfolio	April 29, 2005
Voya Solution 2040 Portfolio	September 28, 2011
Voya Solution 2045 Portfolio	April 29, 2005
Voya Solution 2050 Portfolio	September 28, 2011
Voya Solution 2055 Portfolio	December 4, 2009
Voya Solution 2060 Portfolio	February 9, 2015
Voya Solution 2065 Portfolio	May 1, 2020
Voya Solution Aggressive Portfolio	May 1, 2013
Voya Solution Balanced Portfolio	June 29, 2007
Voya Solution Conservative Portfolio	April 30, 2010
Voya Solution Income Portfolio	April 29, 2005
Voya Solution Moderately Aggressive Portfolio	April 30, 2010
Voya Solution Moderately Conservative Portfolio	June 29, 2007
VY® T. Rowe Price Diversified Mid Cap Growth Portfolio	January 10, 2005
VY® T. Rowe Price Growth Equity Portfolio	January 10, 2005
Voya Separate Portfolios Trust
Voya Emerging Markets Corporate Debt Fund	July 20, 2012
Voya Emerging Markets Hard Currency Debt Fund	July 20, 2012
Voya Emerging Markets Local Currency Debt Fund	July 20, 2012
Voya Investment Grade Credit Fund	May 16, 2007
Voya Securitized Credit Fund	August 6, 2014
Voya Target In-Retirement Fund	December 19, 2012
Voya Target Retirement 2020 Fund	December 19, 2012
Voya Target Retirement 2025 Fund	December 19, 2012
Voya Target Retirement 2030 Fund	December 19, 2012
Voya Target Retirement 2035 Fund	December 19, 2012
Voya Target Retirement 2040 Fund	December 19, 2012
Voya Target Retirement 2045 Fund	December 19, 2012
Voya Target Retirement 2050 Fund	December 19, 2012
Voya Target Retirement 2055 Fund	December 19, 2012
Voya Target Retirement 2060 Fund	October 15, 2015
Voya Target Retirement 2065 Fund	May 1, 2020

Fund	Effective Date
Voya Strategic Allocation Portfolios, Inc.
Voya Strategic Allocation Conservative Portfolio	July 7, 2003
Voya Strategic Allocation Growth Portfolio	July 7, 2003
Voya Strategic Allocation Moderate Portfolio	July 7, 2003
Voya Variable Funds
Voya Growth and Income Portfolio	July 7, 2003
Voya Variable Insurance Trust
VY® BrandywineGLOBAL – Bond Portfolio	February 9, 2015
Voya Variable Portfolios, Inc.
Voya Emerging Markets Index Portfolio	November 30, 2011
Voya Global High Dividend Low Volatility Portfolio	January 16, 2008
Voya Index Plus LargeCap Portfolio	July 7, 2003
Voya Index Plus MidCap Portfolio	July 7, 2003
Voya Index Plus SmallCap Portfolio	July 7, 2003
Voya International Index Portfolio	March 4, 2008
Voya Russell™ Large Cap Growth Index Portfolio	May 1, 2009
Voya Russell™ Large Cap Index Portfolio	March 4, 2008
Voya Russell™ Large Cap Value Index Portfolio	May 1, 2009
Voya Russell™ Mid Cap Growth Index Portfolio	May 1, 2009
Voya Russell™ Mid Cap Index Portfolio	March 4, 2008
Voya Russell™ Small Cap Index Portfolio	March 4, 2008
Voya Small Company Portfolio	July 7, 2003
Voya U.S. Bond Index Portfolio	March 4, 2008
Voya Variable Products Trust
Voya MidCap Opportunities Portfolio	October 6, 2003
Voya SmallCap Opportunities Portfolio	October 6, 2003